UNITED STATES
    SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549

         	  FORM 8-K
               CURRENT REPORT

      Pursuant to Section 13 or 15(d)
  of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
               May 22, 2001


              HotBuyer.Com Inc.
(Exact name of registrant specified in its charter)



    New Jersey        000-32787       22-3637225
   (State or other   (Commission    (I.R.S Employer
    jurisdiction of  File Number) Identification No.)
    incorporation)



  819 NASSAU STREET, NORTH BRUNSWICK, NEW JERSEY 08902
  (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (732) 249-0315



Item 5. Other Events

On May 22, 2001 the Board Of Directors upon reviewing the Prospectus as submitted via Rule 424(b)(3) on May 22, 2001 they did not include the audited financial statements of the Company dated February 5, 2001. It was however included in its entirety in the Filing No. 24-4080 Registration Form 1-A and the Regulation A Offering Circular as filed with the Securities Exchange Commission on May 1, 2001.
Please see Item 7 of this filing for this information. This information is being provided per incorporation rules into our previous filings. This information is also being included to provide our current shareholders with a recent audited view of our finanacials.


Item 7.


Accountant Consent

              REPORT OF INDEPENDENT AUDITOR

To the Shareholders and Board of Directors
HotBuyer.Com, Inc.

    We  have  audited the accompanying balance  sheet  of
HotBuyer.Com  Inc. (A Development Stage  Company)  as  of
January  31, 2001, and December 31, 2000, and the related
statements  of  income, stockholders   equity,  and  cash
flows  for  the  month then ended,  and  for  the  period
December  14, 2000 (inception) through January 31,  2001.
These financial statements are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements based on my audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to
above  present  fairly,  in all  material  respects,  the
financial  position of HotBuyer.Com Inc. at  January  31,
2001 and December 31, 2000, and the results of operations
and  cash flows for month then ended, and for the  period
December  14, 2000 (inception) through January 31,  2000,
in   conformity   with   generally  accepted   accounting
principles.


Rogelio G. Castro
Certified Public Accountant

Oxnard, California
February 5, 2001





                    HOTBUYER.COM INC.
              (A Development Stage Company)
              Notes to Financial Statements
                      January 31, 2001


NOTE 1  NATURE OF BUSINESS

HOTBUYER.COM INC. (the Company) was incorporated under the laws of the state of New Jersey on December 14, 2000.
It was organized for the purpose of engaging in the business of online sales and services through its various internet web sites. The Company has been in the development stage since its formation and is in accordance with Statement of Financial Accounting
Standards No. 7 (SFAS #7). Planned principal operations have not yet commenced.

NOTE 2   SIGNIFICANT ACCOUNTING POLICIES

  A.   Basis   The Company uses the accrual method of
     accounting.

  B.   Cash and cash equivalents   The Company considers
     all short term, highly liquid investments that are readily convertible within three months to known amounts as cash equivalents. Currently, it has no cash equivalents.

  C. Loss per share - Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 Earnings Per Share.. Basic loss per share reflects the amount of losses for the period available to each share of common stock outstanding during the reporting period, while giving effect to all dilutive potential common shares that were outstanding during the period, such as stock options and convertible securities. As of December 31, 2000, the Company had no issuable shares qualifed as dilutive to be included in the earnings per share calculations.

  D.   Estimates   The preparation of the financial
     statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

  E.   Year End   The Company as adopted December  31st as
     its fiscal year-end.


NOTE 3   RELATED PARTY TRANSACTIONS

Advances from officer represents those expenses incurred by the Company and paid for by an officer who is also a stockholder of the Company. The amount due is non-interest bearing and is payable upon demand.


HotBuyer.Com Inc.
(A Development Stage Company)
Balance sheets

                                                 January 31,         December 31,
                      ASSETS                        2001                 2000
Current Assets:
  Cash                                          $     665            $     605
    Total Current Assets                              665                  605

TOTAL ASSETS                                    $     665            $     605

        LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities:
  Advances from officer                         $     255            $     230
  Advances from officer                                                    230
    Total Current Liabilities                         255                  230


Stockholders' Equity:
  Common stocks , no par
    Authorized shares-100,000,000
    Issued and oustanding shares -
          5,000,300 and 5,000,000 respectively  $     560            $     500
    Deficit accumulated during development stage     (150)                (125)
      Total Stockholders' Equity                      410                  375

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $     665            $     605



HotBuyer.Com Inc.
(A Development Stage Company)
Statement of Operations
For the month ended January 31, 2001 and For the period December 14, 2000 (inception) through January 31, 2001

                                              Current                                Cumulative
                                               Period            December 31,          During
                                            January 31, 2001          2000        Development Stage

Income                                   $     -              $     -           $         -
                                               -                    -                     -
      Total  Income                            -                    -                     -

Operating Expenses                             -                    -                    -
    General and administrative expenses        25                  126                  151
                                               -                    -                    -
      Total Expenses                           25                  126                  151
Net income from operation                     (25)                (126)                (151)

Interest income                                1                    1

Net income (loss)                       $     (25)           $    (125)       $        (150)



Net loss per share                            (nil)                (nil)



HotBuyer.Com Inc.
(a Development Stage Company)
Statements of Cash Flows
For the month ended January 31, 2001 and For the period December 14, 2000(inception) through January 31, 2001

                                                                                                                        Cumulative
                                                 Current                                 During
                                                 Period            December 31,        Development
                                              January 31, 2001          2000               Stage
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                    $     (25)           $    (125)       $        (150)
  Adjustments to reconcile net loss to
      net cash used by operating activities:
                                                      -                    -
NET CASH USED BY OPERATING ACTIVITIES               (25)                (125)                (150)


CASH FLOWS FROM FINANCING ACTIVITIES
  Advances from officer                              25                  230                  255

NET CASH PROVIDED  BY FINANCING ACTIVITIES           25                  230                  255

CASH FLOWS FROM INVESTING ACTIVITIES
  Stocks issued for cash                             60                  500                  560

CASH FLOWS FROM INVESTING ACTIVITIES                 60                  500                  560

INCREASE (DECREASE) IN CASH                          60                  605                  665

BEGINNING CASH                                       605                  -                    -

ENDING CASH                                    $     665            $     605        $         665


HotBuyer.Com Inc.
(A Development Stage Company)
Statement of Stockholders' Equity
For the month ended January 31, 2001 and For the period December 14, 2000(inception) through January 31, 2001

                                         Number                            Accumulated
                                          of             Common               Deficit
                                        Shares           Stock               During
                                      Outstanding        No par           Development Stage
Stock issued for cash at inception     5,000,000       $   500

Net loss - December 31, 2000                                                   (125)

Balance at December 31, 2000           5,000,000           500                 (125)

Stocks issued for cash                       300            60

Net loss - January 31, 2001                                                     (25)


Balance at January 31, 2001            5,000,300       $   560            $    (150)



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HotBuyer.Com Inc.


By: /s/ Albert C. Zeller, II		05/22/2001
________________________________     ______________
Albert C. Zeller, II President 		Date